                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) February 2, 2005



                         ARTESIAN RESOURCES CORPORATION
              ----------------------------------------------------
             (exact name of registrant as specified in its charter)




            Delaware                     0-18516               51-0002090
-------------------------------       ------------        ----------------------
(State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation or organization)        File Number)       Identification Number)



       664 Churchmans Road, Newark, Delaware                    19702
      ----------------------------------------                ---------
      (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code: 302-453-6900
                                                   --------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 Entry into a Material Definitive Agreement

On February 2, 2005, the Compensation Committee of the Board of Directors of Artesian Resources Corporation approved the grant of shares of Class A Non-voting Common stock and cash under the Company's Cash and Stock Bonus Compensation Plan to the executive officers in the amounts indicated below:

    NAME                                                              SHARES       CASH
    ----                                                              ------       ----
    Dian C. Taylor, Chair, CEO & President                            1,500       $36,760

    Joseph A. DiNunzio, Sr. Vice President                              750       $17,765

    David B. Spacht, V.P., CFO & Treasurer                              500       $10,974

    John M. Thaeder, V.P. Operations                                    750       $17,798

    Bruce P. Kraeuter, V.P. Engineering & Planning                      750       $17,798

    John J. Schreppler, II, V.P., General Counsel and Assistant         500       $10,706
    Secretary

    Nicholle R. Taylor, Vice President                                  500       $11,661

The cash portion of the bonuses were issued to cover the estimated individual tax liability associated with the stock bonus issued. The fair market value of the Class A Non-voting Common stock issued was $28.11 per share based on the closing price on the NASDAQ National Market on the date of the award.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ARTESIAN RESOURCES CORPORATION

Date: February 4, 2005                  By: /s/Dian C. Taylor
                                           -------------------------------
                                        Dian C. Taylor
                                        President, Chief Executive Officer
                                        and Chair of the Board



                                        ARTESIAN RESOURCES CORPORATION

Date: February 4, 2005                  By: /s/David B. Spacht
                                           ------------------------------------
                                        David B. Spacht
                                        Vice President, Chief Financial Officer
                                        and Treasurer